                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934
                                (Amendment No. 1)

 Filed by the Registrant   /X/

Filed by a Party other than the Registrant  / /

   Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                              PAULSON CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
/X/     No fee required

        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
        1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

               -----------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
        5)     Total fee paid:

        Fee paid previously with preliminary materials.

        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1) Amount Previously Paid:

               -----------------------------------------------------------------
        2)     Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
        3)     Filing Party:

               -----------------------------------------------------------------
        4)     Date Filed:

               -----------------------------------------------------------------

                              PAULSON CAPITAL CORP.


                                  May 19, 2000



Dear Stockholder:

         The 2000 Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon 97204 in the third-floor conference room on Tuesday, June 20, 2000 at 2:00 p.m. (PDT).

         The attached material includes the Notice of Annual Meeting and the Proxy Statement, which describes the business to be transacted at the meeting. We ask that you give them your careful attention.

         As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

         We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure that your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy if you wish to vote in person.

         On behalf of the Board of Directors of Paulson Capital Corp., I would like to thank you for your continued support and confidence.


                                            Sincerely,


                                            Chester L.F. Paulson
                                            Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  JUNE 20, 2000


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Paulson Capital Corp. (the "Company") will be held at the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon in the third-floor conference room on Tuesday, June 20, 2000 at 2:00 p.m. (PDT) for the following purposes:

         1. To elect six Directors whose term of office will expire in 2001.

         2. To approve the adoption of the Company's 1999 Stock Option Plan.

         3. To transact any other business that properly comes before the Annual Meeting and any adjournments thereof.

         Holders of Common Stock of record as of the close of business on May 19, 2000 are entitled to receive notice of and vote at the Annual Meeting.

         It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person.


                                            By order of the Board of Directors


                                            Jacqueline M. Paulson
                                            Secretary

Portland, Oregon
May 19, 2000

                              PAULSON CAPITAL CORP.
                              811 SW NAITO PARKWAY
                             PORTLAND, OREGON 97204

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 20, 2000


         This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy are being furnished to the stockholders of Paulson Capital Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the third-floor conference room of the Company's headquarters, 811 SW Naito Parkway, Portland, Oregon on Tuesday, June 20, 2000 at 2:00 p.m. (PDT) and any adjournments thereof. These proxy materials are being mailed on or about May 19, 2000 to holders of record on May 19, 2000 of the Company's Common Stock.

         A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder or, if no instructions are indicated, will be voted FOR the slate of directors and the adoption of the Company's 1999 Stock Option Plan.

         All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company and its subsidiary, by telephone, telegraph, telex, fax, in person or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by such persons and will reimburse such persons for their reasonable out-of-pocket expenses in forwarding such material.

                                   THE COMPANY


         The Company, which was incorporated under the laws of the state of Oregon in 1970, is a holding company which, through its wholly owned subsidiary, Paulson Investment Company, Inc. ("PIC"), engages in a full service brokerage business, including the purchase and sale of securities from and to the public and for its own account and in investment banking activities.


                                VOTING SECURITIES


         Holders of record at the close of business on May 19, 2000 of the Company's Common Stock, no par value, ("Common Stock") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder to one vote. The Company's Articles of Incorporation do not provide for cumulative voting.

         On March 31, 2000, 3,549,535 shares of Common Stock were outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of these shares constitutes a quorum.

               STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5 percent of the Company's outstanding Common Stock as of March 31, 2000, and sets forth the number of shares of Common Stock beneficially owned by each director of the Company and by all directors of the Company and executive officers of the Company or PIC as a group:

    NAME AND ADDRESS OF             RELATIONSHIP TO               SHARES BENEFICIALLY
     BENEFICIAL OWNER                    COMPANY                        OWNED (1)               PERCENT OF CLASS

Chester L.F. and Jacqueline M.   President and Chairman of              1,568,433                    42.6 %
Paulson, as joint tenants (2)    the Board of Directors of
                                 the Company, officer and
                                 director of PIC
                                 (Mr. Paulson);
                                 Secretary-Treasurer and
                                 Director of the Company and
                                 officer and director of PIC
                                 (Ms. Paulson)
Kenneth T. LaMear                Director, officer and                   59,622                       1.6 %
                                 director of PIC
Glen Davis                       Officer and director of PIC             28,842                       0.8 %
Shannon P. Pratt                 Director                                 2,627                       0.1 %

Paul Shoen                       Director                                17,627                       0.5%

John Westergaard                 Director                                 2,627                       0.1 %

Steven Kleemann                  Shareholder                             369,900                      10.4

All Directors and Executive                                             1,679,778                    45.7 %
Officers as a group (7 persons)

---------------------------------------

(1) "Shares beneficially owned" and "Percent of Class" include vested options issued under the Company's 1999 Stock Option Plan, which is subject to shareholder approval. Chester and Jacqueline Paulson own 1,540,443 shares in joint name and each have options to purchase 14,000 additional shares. Mr. LaMear owns 51,622 shares and has options to purchase 8,000 additional shares. Mr. Davis owns 14,842 shares and has options to purchase 14,000 additional shares. Mr. Shoen owns 15,627 shares and has options to purchase 2,000 additional shares. Messrs. Pratt and Westergaard each own 627 shares and each has options to purchase 2,000 additional shares.

 (2) Address is 811 SW Naito Parkway, Suite 200, Portland, OR 97204

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the compensation for services in all capacities to the Company and its subsidiary for the fiscal years ended December 31, 1999, 1998 and 1997 of those persons who were, at December 31, 1999, the Chief Executive Officer of the Company and the only other executive officers of the Company whose total annual compensation exceeded $100,000 in 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                 ANNUAL                                LONG TERM                  ALL OTHER
                                              COMPENSATION                            COMPENSATION               COMPENSATION
                                       -----------------------------------            ------------               ------------
 Name and Principal                                                              Securities Underlying
      Position                         Year       $ Salary (1)     $ Bonus (2)     Options (# Shares)               $ (3)
--------------------------------------------------------------------------------------------------------------------------------

Chester L.F. Paulson,                  1999          351,621        175,000                    14,000                    30,000
President                              1998          226,011          1,667                        --                     1,500
                                       1997          562,234        200,000                        --                    24,956

Kenneth T. LaMear, Senior              1999           58,348         65,000                     8,000                    12,529
Vice President of PIC                  1998           71 064          1,667                        --                     1,500
                                       1997          107,657        115,000                        --                    24,956

Glen Davis, President of PIC           1999          320,512        125,000                    14,000                    30,000
                                       1998          239,318          1,667                        --                     1,500
                                       1997          298,465         75,000                        --                    24,956

Jacqueline M. Paulson,                 1999           49,804         75,000                    14,000                    10,914
Secretary-Treasurer                    1998           36,472          1,667                        --                     1,500
                                       1997          131,849         75,000                        --                    24,956

                           (footnotes on next page)

         (1) Neither Mr. Paulson nor Mrs. Paulson is paid any salary. The amounts included in the "Salary" column above for Mr. Paulson consist of amounts paid contingent upon the completion of PIC's corporate finance transactions. The amounts included in "Salary" for Mrs. Paulson consists of retail commissions from Mrs. Paulson's service as a registered representative of PIC. The amounts included in "Salary" for Mr. LaMear include retail commissions from Mr. LaMear's service as a registered representative of PIC as well as a salary of $20,400, $16,073 and $20,400 and in 1999, 1998 and 1997, respectively. The amounts included in "Salary" for Mr. Davis are retail commissions from Mr. Davis's service as a registered representative of PIC as well as a salary of $36,000 per year. No Named Executive Officer received any perquisites or other personal benefits the aggregate amount of which exceeded the lesser of either $50,000 or 10 percent of the total annual salary and bonus reported for 1999 in the Summary Compensation Table.

         (2) Bonus amounts are based upon a percentage (fixed by the Board of Directors) of a bonus pool based upon profits, if any. The Board has authorized 15 percent of PIC's pretax income up to $1 million and 10 percent of pretax income thereafter to be placed into the bonus pool. For 1997, the bonus pool calculation was $869,738, but the Board of Directors reduced actual bonus payments to officers and directors to $820,000. For 1998, the bonus pool calculation was $20,000. For 1999, the bonus pool calculation was $1,354,336, but the Board of Directors reduced actual bonus payments to officers and directors to $1,050,000.

         (3) Amounts shown for 1999 include contributions for each of Mr. LaMear and Ms. Paulson relating to PIC's match of employee contributions pursuant to PIC's 401(k) retirement plan. Amounts shown for 1998 and 1997 include contributions of $1,500 for each of Messrs. Paulson, LaMear and Davis and Ms. Paulson relating these matching contributions. Amounts shown for 1999 include contributions of $30,000 for each of Mr. Paulson and Mr. Davis, $11,029 for Mr. LaMear and $9,414 for Ms. Paulson to PIC's tax qualified profit sharing plan. There was no profit sharing contribution for 1998. Amounts shown for 1997 include contributions of $23,456 for each of Mr. Paulson, Mr. LaMear, Mr. Davis and Ms. Paulson to PIC's tax qualified profit sharing plan. The profit sharing plan provides for annual contributions at the discretion of PIC's board of directors which are allocated to participants' accounts in proportion to their compensation. Of the amount allocated to an individual, 20 percent, 40 percent, 60 percent, 80 percent and 100 percent is vested after two, three, four, five and six years of service, respectively. In the event of death, retirement at or after age 59, or termination of employment because of disability, the participant immediately becomes entitled to 100 percent of his or her account. No portion of the Company's contributions to the plan became vested during fiscal 1999 with respect to any executive officer or director. Retirement benefits are based on the investment performance of each participant's account under the plan. There was no other annual compensation, restricted stock awards, or long term incentive plan payouts during the periods shown. While any amounts representing the net gain received from the exercise of underwriter warrants allocated to Mr. Paulson, based upon the difference in the price of the security on the date of the exercise of the warrant and the exercise price of the warrant, would be included in the table above, there was no net gain in 1999, 1998 or 1997. Underwriter warrants are received by PIC upon the completion of corporate finance transactions for its clients.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding stock options granted to the Named Executive Officers pursuant to the Company's 1999 Stock Option Plan during the year ended December 31, 1999.


-----------------------------------------------------------------------------------------------------------
                                                  Individual Grants
-----------------------------------------------------------------------------------------------------------
                                      Number of
                                       Shares
                                      Underlying    Percent of Total       Exercise Price       Expiration
             Name                       Options     Options Granted          Per Share             Date
                                       Granted
-----------------------------------------------------------------------------------------------------------
    Chester L.F. Paulson                 14,000          11.3 %                $4.4375             8/15/04
-----------------------------------------------------------------------------------------------------------
    Kenneth T. LaMear                     8,000           6.4 %                $4.4375             8/15/04
-----------------------------------------------------------------------------------------------------------
    Glen Davis                           14,000          11.3 %                $4.4375             8/15/04
-----------------------------------------------------------------------------------------------------------
    Jacqueline M. Paulson                14,000          11.3 %                $4.4375             8/15/04
-----------------------------------------------------------------------------------------------------------



         On August 16, 1999, the date the options were granted, the Company's common stock, as reported on the Nasdaq stock market, had a closing price of $4.4375. Unless otherwise determined by the Board of Directors, in the event the employment of any optionee by the Company or a subsidiary terminates by retirement or for any reason other than because of death or physical disability, the term of any exercisable option shall end not later than three months after the date of the termination of employment. The Company's 1999 Option Plan, pursuant to which these options were granted, is subject to stockholder approval.

                      DECEMBER 31, 1999 OPTION VALUE TABLE

         Shown below is information with respect to the unexercised options to purchase the Company's common stock granted under the Company's 1999 Stock Option Plan to the Named Executive Officers. None of the Named Executive Officers exercised any stock options during 1999. The Company's 1999 Option Plan, pursuant to which these options were granted, is subject to stockholder approval.

-------------------------------------------------------------------------------------------------------------------
                                    Number of Shares Underlying                 Value of Unexercised In-the-money
                                  Unexercised Options at 12/31/99                      Options at 12/31/99
-------------------------------------------------------------------------------------------------------------------
           Name                   Exercisable           Unexercisable            Exercisable           Unexercisable
-------------------------------------------------------------------------------------------------------------------
Chester Paulson                             14,000            0                  $13,125.00                  0
-------------------------------------------------------------------------------------------------------------------
Kenneth LaMear                               8,000            0                   $7,500.00                  0
-------------------------------------------------------------------------------------------------------------------
Glen Davis                                  14,000            0                  $13,125.00                  0
-------------------------------------------------------------------------------------------------------------------
Jacqueline Paulson                          14,000            0                  $13,125.00                  0
-------------------------------------------------------------------------------------------------------------------

The options in the table above were granted on August 16, 1999. The closing price of the Company's common stock, as reported on the Nasdaq stock market, was $4.4375 on August 16, 1999 and $5.375 on December 31, 1999.

                                OPTION EXERCISES

         There were no stock options exercised during 1999 by any of the Named Executive Officers.


         The Company has no employment agreements with any of its executive officers.


         COMPENSATION OF DIRECTORS. Through 1999, the Company paid its directors and certain officers invited to the meetings of the Board of Directors $500 per meeting, up to a maximum of six meetings per year, payable in Common Stock of the Company based upon the stock price on the day prior to the meeting. This arrangement also covered participants at meetings of the board of directors of any subsidiary of the Company. Seven members of the Board of Directors, two officers of PIC and one non-officer director of PIC were issued a total of 1,783 shares in 1999 (1,020 shares at $4.875 and 763 at $4.625). Messrs. Paulson, Davis and LaMear and Ms. Paulson each received 211 shares and directors and executive officers as a group received 1,477 shares. With the adoption of the 1999 Stock Option Plan, the Company does not anticipate continuing to issue stock with respect to directors meetings in 2000 and future years.

                            I. ELECTION OF DIRECTORS

         The Board of Directors has nominated and recommends the election of each of the nominees set forth below in the table as a director to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Company.


                  NAME, AGE, PRINCIPAL OCCUPATIONS AND PUBLIC                        DIRECTOR
                     DIRECTORSHIPS DURING PAST FIVE YEARS                             SINCE

Chester L.F. Paulson,  Age 64                                                          1970
President of the Company; Director of Corporate Finance of PIC

Jacqueline M. Paulson, Age 61                                                          1976
Secretary-Treasurer of the Company; Secretary-Treasurer
of PIC

Glen Davis, Age 44                                                                     1999
President of PIC since 2/98 (Senior Vice President of PIC
prior to 2/98)

Shannon P. Pratt, Age 66                                                               1998
Managing Director, Founder - Willamette Management Associates, a business valuation firm

Paul Shoen, Age 43                                                                     1998
Chairman of the Board of Directors and Chief Executive Officer of
Panetechnicon Aviation, an operator and lessor of aircraft; private investor;
Director - AMERCO, the parent company of U-Haul Trucking Rental, from 2/97 to 8/98
-----------------

John Westergaard, Age 68                                                               1998
Chairman/Editorial Director of Westergaard.com, Inc., an Internet publisher of investment research


         If any nominee becomes unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a nominee designated by the Board of Directors, unless the board reduces the number of directors.

         If a quorum of shareholders is present at the annual meeting, the seven nominees for election as directors who receive the greatest number of votes cast at the meeting will be elected directors.

         Chester L.F. Paulson and Jacqueline M. Paulson are husband and wife.


                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held two meetings during 1999. Each director nominated for reelection attended 75 percent or more of the aggregate number of meetings of the Board of Directors that were held during the period in which he or she was a director.

         The Company has an audit committee, which consisted of Ms. Paulson, Dr. Pratt and Mr. Shoen. The committee met three times during 1999. Among other matters, the Audit Committee reviews the Company's expenditures, reviews the Company's internal accounting controls and financial statements, reviews with the Company's independent certified public accountants the scope of their audit, their report and their recommendations, and recommends the selection of the Company's independent certified public accountants.

         The Board of Directors does not have executive, compensation or nominating committees.

                   II. ADOPTION OF THE 1999 STOCK OPTION PLAN

         Effective September 30, 1999, the Company's Board of Directors approved the Company's 1999 Stock Option Plan (the "Plan") for the benefit of its employees and directors and created a Committee of non-employee directors (the "Committee") to review and approve the grant of options under the Plan. The Board of Directors believes the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent employees and directors and to provide an incentive for them to exert their best efforts on behalf of the Company. 500,000 shares of Common Stock have been reserved for issuance upon exercise of options granted under the Plan. Effective September 30, 1999, the Committee approved the grant of options under the Plan to purchase an aggregate of 128,000 shares of common stock. These option grants are subject to shareholder approval of the Plan and, if the Plan is not approved, the grants will be void.

         Shareholder approval of this Proposal will constitute a approval of the per-recipient limit of 75,000 shares on grants of options under the Plan. This approval is required every five years for continued compliance with proposed regulations under Section 162(m) of the Internal Revenue Code of 1986. See "Tax Consequences."

         Certain provisions of the Plan are described below. The complete text of the Plan is attached to this proxy statement as Appendix A.

DESCRIPTION OF THE PLAN

         ELIGIBILITY. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the Plan. Incentive Stock Options ("ISO's") may be granted only to employees of the Company or a subsidiary. No employee may be granted options to purchase more than 75,000 shares under the Plan.

         ADMINISTRATION. Authority to administer the Plan is placed in a Committee of the Board of Directors (the "Committee"), which may promulgate rules and regulations for the operation of the Plan and generally supervise the administration of the Plan. Only the Board of Directors, however, may amend, modify or terminate the Plan.

         TERM OF PLAN. The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time.

         STOCK OPTIONS. The Board of Directors or an appropriate committee determines the persons to whom options are granted, the option price, the number of shares to be covered by each option, the period of each option, the times at which options may be exercised and whether the option is an ISO or a nonqualified stock option ("NSO"). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee with respect to an ISO at the time of grant owns stock possessing more than ten percent of the combined voting power of the Company, the option price may not be less than 110 percent of the fair market value of the Common Stock on the date of grant. In addition, the Plan limits the amount of ISOs that may become exercisable under the Plan in any year to $100,000 per optionee (based on the fair market value of the stock on the date of grant). No monetary consideration is paid to the Company upon the granting of options.

         Options granted under the Plan generally continue in effect for the period fixed by the Board of Directors or appropriate committee or officer, except that ISOs are not exercisable after the expiration of 10 years from the date of grant. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The Plan provides that the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options is determined by the Committee. Shares subject to options that expire or are cancelled or othewise terminated unexercised are again available for issuance on exercise of options granted under the Plan, However, upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.

         CHANGES IN CAPITAL STRUCTURE. The Plan provides that if the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In the event of a dissolution, merger, consolidation or plan of exchange to which the Company is a party (each a "Transaction"), the Committee may, in its sole discretion provide a 30-day period prior to the consummation of the Transaction during which outstanding options shall be exercisable in whole or in part without any limit on exercisability and upon the expiration of such 30-day period, all unexercised options shall immediately terminate.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general discussion of certain federal income tax considerations concerning non-statutory stock options and incentive stock options. The discussion does not describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction. Furthermore, the discussion is based on the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. THE DISCUSSION BELOW DOES NOT DISCUSS ALL FEDERAL TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR OPTIONEE, AND IS NOT INTENDED AS TAX ADVICE. FOR EXAMPLE, THE DISCUSSION BELOW GENERALLY IS APPLICABLE ONLY IF SHARES ACQUIRED PURSUANT TO EXERCISE OF OPTIONS ARE HELD BY OPTIONEES AS CAPITAL ASSETS. ALSO, THE DISCUSSION BELOW GENERALLY IS

APPLICABLE ONLY IF SHARES ACQUIRED PURSUANT TO EXERCISE OF OPTIONS ARE NOT SUBJECT TO REPURCHASE BY THE COMPANY.

         NON-STATUTORY STOCK OPTIONS

         GENERAL. No income is realized by the grantee of a non-statutory stock option until the option is exercised. When a non-statutory stock option is exercised, the optionee recognizes ordinary compensation income, and the Company generally becomes entitled to a deduction, in the amount by which the market value of the shares subject to the non-statutory stock option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, the Company's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Company is required to withhold income and employment taxes on all amounts treated as ordinary income to optionees who are employees of the Company. Upon the sale of shares acquired by exercise of a non-statutory stock option, the amount by which the sale proceeds exceed the market value of the shares on the date of exercise will constitute capital gain. In general, capital gain will be taxed at favorable rates if the optionee holds the shares for more than one year, and will be taxed at even more favorable rates in certain circumstances if the optionee holds the shares for more than five years.

         EXERCISE USING PREVIOUSLY ACQUIRED SHARES. If an optionee exercises a non-statutory stock option using previously acquired shares (the "exercise shares"), the tax results of the option exercise generally will be as set forth above, except that for purposes of determining the tax consequences upon disposition of the shares acquired upon exercise of the option (the "option shares") the option shares will be divided into two groups. The first group, consisting of the number of option shares equal to the number of exercise shares, will have a tax basis equal to the tax basis of the exercise shares immediately before the exercise of the option. The second group, consisting of the balance of the option shares, will have a tax basis equal to the market value of the shares on the date of exercise of the option. The gain upon disposition of option shares will be the excess of the sales proceeds over the tax basis of the shares. If the exercise shares were acquired on exercise of an incentive stock option, the option shares in the first group generally will be treated for tax purposes as if acquired at the same time as the exercise shares. The use of shares previously acquired on exercise of an incentive stock option to exercise a non-statutory stock option will not be treated as an early disposition of the exercise shares even though the applicable holding periods have not been satisfied. Before exercising a non-statutory stock option using previously acquired shares, optionees should consult their individual tax advisers.

         EXERCISE BY "INSIDERS". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless both
(a) the grant of the option was not approved by either the board of directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising a non-statutory stock option in such cases.

         INCENTIVE STOCK OPTIONS

         GENERAL. No income will be recognized by an optionee upon either grant or exercise of an incentive stock option. The amount by which the market value of shares issued upon exercise of an incentive stock option exceeds the exercise price, however, is included in the optionee's alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds shares acquired upon exercise of an incentive stock option for two years after the date of grant and one year after the date of exercise (the "holding periods"), and if the optionee has been an employee of the Company (or of any parent or subsidiary of the Company) at all times from the date of grant to the date three months (or longer in cases of death or disability) before exercise, then any gain realized by the optionee upon sale or exchange of the shares will be capital gain. In general, capital gain will be taxed at favorable rates if the optionee holds the shares for more than one year, and will be taxed at even more favorable rates in certain circumstances if the optionee holds the shares for more than five years.

         Generally, if an optionee disposes of shares acquired upon exercise of an incentive stock option within the holding periods and all requirements other than the holding period rules are met (an "early disposition"), the optionee generally will recognize ordinary compensation income for the year of disposition equal to the lesser of (i) the excess of the market value of the shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on disposition of the shares over the exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain. In general, capital gain will be taxed at favorable rates if the optionee holds the shares for more than one year, and will be taxed at even more favorable rates in certain circumstances if the optionee holds the shares for more than five years. If shares acquired upon exercise of an incentive stock option are disposed of in an early disposition, the Company generally will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee. With respect to shares purchased by certain executive officers, the Company's deduction can, in certain circumstances, be limited by the $1,000,000 cap on deductibility under Section 162(m) of the Code.

         EXERCISE USING PREVIOUSLY ACQUIRED SHARES. If an optionee exercises an incentive stock option using previously acquired shares (the "exercise shares") to acquire new shares (the "option shares"), the tax results generally will be as set forth above, with the following exceptions. If the exercise shares were acquired on exercise of an incentive stock option and the applicable holding periods have not been satisfied with respect to the exercise shares, the optionee will be treated as having made an early disposition of the exercise shares, and accordingly will have ordinary compensation income for the year of disposition as discussed above.

         In addition, regulations proposed by the Internal Revenue Service divide the option shares into two groups for purposes of determining the tax consequences upon their disposition. The first group, consisting of the number of option shares equal to the number of exercise shares, will have a tax basis equal to the tax basis of the exercise shares immediately before exercise of the option, increased by any amount recognized as ordinary compensation income on the disposition of the exercise shares. The second group, consisting of the balance of the option shares, will have a tax basis of zero. The gain upon disposition of option shares will be the excess of the sales proceeds over the tax basis of the shares. If the exercise shares were acquired on exercise of an incentive stock option and the applicable holding periods had been satisfied with respect to the exercise shares, the option shares in the first group generally will be treated for tax purposes as if acquired at the same time as the exercise shares. Only shares in the second group will effectively be subject to the incentive stock option holding periods, and on an early disposition of those shares an amount equal to their market value on the date of exercise will be treated as ordinary compensation income. The disposition of any option share, however, will be treated as the disposition of a share in the second group until either all of the shares in the second group have been disposed of or the holding periods have been satisfied. Before exercising an incentive stock option using previously acquired shares, optionees should consult their individual tax advisers.

         EXERCISE BY "INSIDERS". The tax consequences described above also apply to an optionee who is an "insider" for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the incentive stock option was not approved by either the board of directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the incentive stock option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an incentive stock option in such cases.

NEW PLAN BENEFITS AND FINANCIAL STATEMENT IMPACT

         Subject to stockholder approval of the Plan, the Company's Board of Directors made options grants under the Plan that are summarized in the following table. The options were granted on August 16, 1999. All options have been exercisable since the date of grant. The closing price of the Company's common stock, as reported on the Nasdaq stock market, was $4.4375 on August 16, 1999 and $5.375 on December 31, 1999. The value of the unexercised options will vary with the price of the Company's common stock.


-------------------------------------------------------------------------------------------------------------------
                                                                                      Value of Unexercised In-the-
           Name and Position                        Options Granted                    money Options at 12/31/99
-------------------------------------------------------------------------------------------------------------------
Chester L.F. Paulson, President                         14,000                               $13,125.00
-------------------------------------------------------------------------------------------------------------------
Kenneth T. LaMear, Senior Vice                           8,000                                $7,500.00
President of PIC
-------------------------------------------------------------------------------------------------------------------
Glen Davis, President of PIC                            14,000                               $13,125.00
-------------------------------------------------------------------------------------------------------------------
Jacqueline M. Paulson,                                  14,000                               $13,125.00
Secretary-Treasurer
-------------------------------------------------------------------------------------------------------------------
Executive Officer Group                                 50,000                               $46,875.00

-------------------------------------------------------------------------------------------------------------------
Non-Executive Director Group                             6,000                                $5,625.00
-------------------------------------------------------------------------------------------------------------------
Non-Executive Officer Employee Group                    72,000                               $67,500.00
-------------------------------------------------------------------------------------------------------------------

If the Plan is approved and the market value of the stock on the date of approval is greater than the grant price, the Company will incur compensation expense equal to the price per share differential multiplied by the number of shares granted.

REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter is required to approve this Proposal. Abstentions and broker non-votes have the same effect as "no" votes in determining whether the Proposal is approved. The proxies will be voted for or against the Proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted for approval of the Proposal. IF NO INSTRUCTIONS ARE GIVEN, PROXIES WILL BE VOTED FOR APPROVAL OF THE PROPOSAL. The Board of Directors recommends a vote FOR the proposal.

                               III. OTHER MATTERS

         At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting.


                             DISCRETIONARY AUTHORITY

         The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

         For this year's annual meeting of shareholders, if notice of a shareholder proposal to be raised at the annual meeting of shareholders was received at the principal executive offices of the Company after date 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year annual meeting, proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders. For the 2001 annual meeting of shareholders, if notice of a shareholder proposal to be raised at the meeting is received at the principal executive offices of the Company after April 14, 2001 proxy voting on that proposal when and if raised at the annual meeting will be subject to the discretionary voting authority of the designated proxy holders.

         The Board of Directors has selected Grant Thornton as the Company's independent auditors for 2000. Representatives of Grant Thornton will be present at the annual meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 2001 must do so not later than January 19, 2001. To be eligible for inclusion in the 2001 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         UPON THE RECEIPT OF A WRITTEN REQUEST FROM ANY STOCKHOLDER, THE COMPANY WILL MAIL, AT NO CHARGE TO THE STOCKHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO:

                  JACQUELINE M. PAULSON, SECRETARY
                  PAULSON CAPITAL CORP.
                  811 SW NAITO PARKWAY, SUITE 200
                  PORTLAND, OREGON 97204

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                        By order of the Board of Directors


                                        Jacqueline M. Paulson
                                        Secretary

Portland, Oregon
May 19, 2000

APPENDIX A

                           PAULSON CAPITAL CORPORATION
                             1999 STOCK OPTION PLAN

         1. PURPOSE. The purpose of this 1999 Stock Option Plan (the "Plan") is to enable Paulson Capital Corporation (the "Company") to attract and retain the services of selected employees, officers, and directors of the Company and of any subsidiary thereof, and to provide added incentive to such persons by increasing their ownership interests in the Company.

         2. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided below and in paragraph 7, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 500,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option granted under the Plan expires, terminates or is canceled, the unissued shares subject to such option shall again be available under the Plan.

         3. EFFECTIVE DATE AND DURATION OF PLAN.

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors; provided, however, that prior to shareholder approval of the Plan, any awards shall be subject to and conditioned on approval of the Plan by a majority of the votes cast at a shareholders' meeting at which a quorum is present. Options may be granted under the Plan at any time after the effective date and before termination of the Plan.

         (b) DURATION. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options then outstanding under the Plan.

         4. ADMINISTRATION. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"), which shall determine and designate from time to time the persons to whom awards shall be made and the amount and other terms and conditions of the awards. Subject to the provisions of the Plan, the Committee may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Committee shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No director shall vote on any action by the Committee or the Board of Directors of the Company with respect to any matter relating to an award held by such director.

         5. TYPES OF AWARDS; ELIGIBILITY. The Committee may, from time to time, grant (i) Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in Sections 6(a) and 6(b); and (ii) options other than Incentive Stock Options ("Non-Statutory Stock Options"), as provided in Sections 6(a) and 6(c). Options may be awarded pursuant to this Plan only to employees, officers, and directors of the Company or any subsidiary thereof; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan. The Committee shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Committee, a director may be given an election to surrender an award in exchange for the grant of a new award. Notwithstanding anything to the contrary herein, and in addition to any other applicable limitation, no single employee may be granted more than 75,000 options under this plan.

         6. OPTION GRANTS.

         (a) TERMS OF GRANT. The Committee may grant options under the Plan. With respect to each option grant, the Committee shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised, and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Committee may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

         (b) INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be subject to the following additional terms and conditions:

         (i) LIMITATION ON AMOUNT OF GRANTS. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

         (ii) LIMITATIONS ON GRANTS TO 10 PERCENT SHAREHOLDERS. An Incentive Stock Option may be granted under the Plan to an employee possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

         (iii) DURATION OF OPTIONS. Subject to Sections 6(b)(ii) and 6(d), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the

         Committee, except that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date it is granted.

         (iv) OPTION PRICE. The option price per share shall be determined by the Committee at the time of grant. Except as provided in Section 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The Committee shall make a good faith determination of the fair market value. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Committee may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is granted, the fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or, if there has been no sale on that date, on the last preceding date on which a sale occurred or such other value of the Common Stock as shall be specified by the Committee.

         (v) LIMITATION ON TIME OF GRANT. No Incentive Stock Option shall be granted on or after the tenth anniversary of the date of the last action by the Committee approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

         (vi) CONVERSION OF INCENTIVE STOCK OPTIONS. The Committee may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

         (c) NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in
Section 6(a) above:

         (i) OPTION PRICE. The option price for Non-Statutory Stock Options shall be determined by the Committee at the time of grant and may be any amount determined by the Committee.

         (ii) DURATION OF OPTIONS. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Committee.

         (d) EXERCISE OF OPTIONS. Except as provided in paragraph 6(f) or as determined by the Committee, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or a subsidiary thereof and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of continuous service for this purpose. Unless otherwise determined by the Committee, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(f) and 7, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Committee, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Committee, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

         (e) NONTRANSFERABILITY. Except as provided below, each stock option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee. A stock option may be transferred by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death. The Committee may, in its discretion, authorize all or a portion of an option to be on terms which permit transfer by the optionee to (A) the spouse, children or grandchildren of the optionee, including stepchildren and adopted children ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of Immediate Family Members, or (C) a partnership or limited liability company in which Immediate Family Members are the only partners or members, provided that (X) there may be no consideration for any transfer, (Y) the stock option agreement pursuant to which the options are granted or an amendment thereto must expressly provide for transferability in a manner consistent with this paragraph, and (Z) subsequent transfers of transferred options shall be prohibited except by will or by the laws of descent and distribution. Following any transfer, options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of paragraphs 6(g) and 7 the term "optionee" shall be deemed to refer to the transferee. The continued service requirement of paragraph 6(d) and the events of termination of service of paragraph 6(f) shall continue to be applied with respect to the original optionee, and following the termination of employment or service of the original optionee the options shall be exercisable by the transferee only to the extent, and for the periods specified, and all other references to employment or service, termination of employment or service, life or death of the optionee shall continue to be applied with respect to the original optionee.

         (f) TERMINATION OF SERVICE.

         (i) GENERAL RULE. Unless otherwise determined by the Committee, in the event the employment or service of the optionee with the Company or a subsidiary thereof terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(f)(ii) and
         (iii) the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

         (ii) TERMINATION BECAUSE OF TOTAL DISABILITY. Unless otherwise determined by the Committee, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director or officer of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

         (iii) TERMINATION BECAUSE OF DEATH. Unless otherwise determined by the Committee, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

         (iv) AMENDMENT OF EXERCISE PERIOD APPLICABLE TO TERMINATION. The Committee, at the time of grant or at any time thereafter, may extend the 30-day and 12-month exercise periods specified above any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Committee may determine.

         (v) FAILURE TO EXERCISE OPTION. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

         (g) PURCHASE OF SHARES.

         (i) Unless the Committee determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option, the date on which the optionee desires to complete the transaction, and, if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution.

         (ii) Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Committee, cash that may be the proceeds of a loan from the Company) or, with the consent of the Committee, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, deferred compensation credits, promissory notes and other forms of consideration. The Committee shall make a good faith determination of the fair market value of Common Stock provided in payment of the purchase price. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Committee may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. No shares shall be issued until full payment therefor has been made. With the consent of the Committee, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option.

         (iii) Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Committee an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount.

         (iv) Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

         7. CHANGES IN CAPITAL STRUCTURE. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Committee in the number and kind of shares available for awards under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of providing for options or in lieu of having the options continue unchanged, the Committee may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options shall immediately terminate.

         8. AMENDMENT OF PLAN. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraph 6(d), however, no change in an award already granted shall be made without the written consent of the holder of such award.

         9. APPROVALS. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

         10. EMPLOYMENT AND SERVICE RIGHTS. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

         11. RIGHTS AS A SHAREHOLDER. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                    PAULSON CAPITAL CORP. -- REVOCABLE PROXY

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF PAULSON CAPITAL CORP.

         THE UNDERSIGNED stockholder(s) of PAULSON CAPITAL CORP. (the "Company"), 811 SW Naito Parkway, Portland, Oregon 97204, hereby appoints Chester L.F. Paulson and Jacqueline M. Paulson as their designees and each of them, with full powers of substitution, proxies of the undersigned to cast all votes which undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held June 20, 2000 at 2:00 p.m. (PDT) in the third-floor conference room at the Company's offices, and all adjournments thereof, with all powers undersigned would possess if personally present, and particularly (without limiting the generality of the foregoing) to vote and act.

Item 1. ELECTION OF DIRECTORS. List of Nominees: Chester L.F. Paulson, Jacqueline M. Paulson, Glen Davis, Shannon P. Pratt, Paul F. Shoen, John Westergaard

[ ] For all nominees      [ ] Withhold all nominees
[ ] Withhold nominees indicated:_____________________________

     The Board of Directors recommends a vote FOR all nominees.

Item 2. PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1999 STOCK OPTION
PLAN.

[ ] For Proposal    [ ] Against Proposal  [ ] Abstain

         The Board of Directors recommends a vote FOR approval of the Proposal.

         The Company knows of no other business to come before the meeting. THE PROXY HOLDERS INTEND TO VOTE FOR THE DIRECTORS AND FOR APPROVAL OF THE ADOPTION OF THE COMPANY'S 1999 STOCK OPTION PLAN, UNLESS THIS PROXY IS MARKED TO THE CONTRARY. If any other business comes before the meeting, this Proxy will be voted in accordance with the best judgment of the Proxy Holders. This Proxy will be used only at the June 20, 2000 Annual Meeting or any adjournment(s) thereof.

         Undersigned hereby acknowledge(s) receipt of the accompanying Notice of Annual Meeting and Proxy Statement dated May 19, 2000 prior to signing this Proxy. Please sign, date and return this proxy in the envelope provided. PLEASE SIGN EXACTLY AS SHOWN ON THIS PROXY. ONLY ONE SIGNATURE IS NEEDED FOR JOINT OWNERSHIP.

-----------------       ---------------------------   -----------------------
     Date                       Signature                   Signature